UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018 (October 30, 2018)

SRC Energy Inc.
(Exact name of registrant as specified in its charter)
______________________________

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600
Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

(Former name or former address, if changed since last report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 31, 2018, SRC Energy Inc. (the "Company") issued a press release describing operating and financial results for the quarter ended September 30, 2018 and certain related information. A copy of the press release is attached hereto as Exhibit 99.1.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
            On October 30, 2018, the Company entered into a third amendment to its employment agreement with its Chairman, President and Chief Executive Officer, Lynn A. Peterson.  The amendment eliminates Mr. Peterson’s right to receive severance upon a voluntary resignation within a specified period following a “Change in Control” of the Company; accordingly, under the agreement as amended, Mr. Peterson’s right to receive severance in connection with a termination of his employment following a Change of Control of the Company is subject to a “double trigger”, i.e., the occurrence of the Change of Control and one of the other events set forth in Section 4.6 of the agreement, such as a material diminution of his duties and responsibilities.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Employment Agreement, dated as of October 30, 2018, by and between the Company and Lynn A. Peterson
99.1	Press Release of SRC Energy Inc., dated October 31, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 31, 2018
SRC Energy Inc.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Employment Agreement, dated as of October 30, 2018, by and between the Company and Lynn A. Peterson
99.1	Press Release of SRC Energy Inc., dated October 31, 2018